SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2018

Graphene & Solar Technologies LTD

(Exact name of Company as specified in its charter)

Colorado	333-174194	27-2888719
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

433 North Camden Drive, Suite 400, Beverly Hills CA

(Address of principal executive offices)

(310) 279-5100

 (Company’s Telephone Number)

________________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

On February 4, 2019 Graphene & Solar Technologies Ltd., a Colorado corporation (the “Company”), retained the services of Farber Hass Hurley LLP, certified public accountants, as their auditors, effective immediately.

ITEM 8.01 Company Name and Trading Symbol Change

FINRA also approved the Company’s name change to Graphene & Solar Technologies Limited with a new trading symbol of “GSTX”.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Number	Exhibits

	99.1	Press Release dated February 4, 2019 announcing the Company’s new auditors Farber Hass Hurley, LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphene & Solar Technologies LTD.

Date: February 4, 2019	By:	/s/ Roger May
Roger May, Interim
Chief Executive Officer

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EXHIBIT INDEXEXHIBIT

Exhibit Number	Exhibit Description

99.1	Press Release dated January 30, 2019 announcing the Company’s new auditors Farber Hass Hurley, LLP.

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